Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the accompanying Quarterly Report on Form 10-Q of Talos Energy Inc. (the “Company”) for the quarterly period ended September 30, 2025 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), Paul Goodfellow, Chief Executive Officer of the Company, and Zachary B. Dailey, Chief Financial Officer of the Company, each certify, to the best of his knowledge, that:

i.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
ii.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2025	/s/ Paul Goodfellow
Paul Goodfellow
President and Chief Executive Officer (Principal Executive Officer)

/s/ Zachary B. Dailey
Zachary B. Dailey
Executive Vice President and Chief Financial Officer (Principal Financial Officer)